AgFeed Industries, Inc.

Presentation

to

Hong Kong Stock Exchange

NASDAQ: FEED    NYSE Alternext: ALHOG

Hong Kong

29 November 2010

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of the “safe-
harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.
Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AgFeed: An Overview

An international agribusiness leading the
modernization and integration of the Chinese
hog & animal nutrition industries

Animal Nutrition

Harvest Initiative

Hog Production

AgFeed Industries, Inc.

An International Agribusiness

AgFeed: Profile

AgFeed Industries, Inc. is a, NASDAQ listed company operating in China; ticker symbol FEED.  It is also listed in Europe, NYSE Alternext: ALHOG

AgFeed is focused on becoming a fully integrated market leader and already has a leadership position in two of the three core business areas:

Animal Nutrition, including additive premix, concentrates and complete feeds

The Chinese feed industry is a $58.0B of which pig feed is $20.5B

Hog Production 625 million head slaughtered in China (2009) versus ~100 million in US

AgFeed operations are currently comprised of the following:

31 farms in China & 10 sow farms with a 200+ farm finishing system in the United States

2,000 employees

5 feed mills

USD in millions

2005

2006

2007

2008

2009

Animal Nutrition

$7.6

$8.6

$36.2

$51.7

$63.6

Hog Production

0

0

0

$91.9

$109.5

Total Revenue

$7.6

$8.6

$36.2

$143.6

$173.2

M2P2 Acquisition: Transforming AgFeed

Establishes AgFeed as an international hog production company positioned to respond to global opportunities for growth and development

Growth opportunities exist in; China, the United States and Southeast Asia

This business combination will double our revenues

M2P2 produces 1.3 million market hogs per year

M2P2 brings to AgFeed the hog production industry’s leading team with a proven record of outstanding performance as measured by numerous metrics

M2P2 operates in; Iowa, Colorado, North Carolina and Oklahoma

In partnership with local government we are developing our western production pods (7 farms) in Dahua and Xinyu under M2P2’s leadership

Operating & Organizational Structure

AgFeed Animal Nutrition, Inc.

(AANI)

Chinese Production System

Existing 31 Farms

M2P2 (U.S. Production)

Western-Style Farms
(Dahua and Xinyu
Production Pods)

AgFeed International Protein
Technology (AFIPT)

Harvest Initiative

AgFeed Industries, Inc.

An International Agribusiness

Business Strategy: AgFeed, Government & Farmer

Recognizing the cultural and political significance of the Farmer and the vital role of Government our core operating philosophy is: AgFeed, Government & Farmer

Government (local & regional) works with us to secure the land necessary for developing our new western-style farms, to put in the necessary infrastructure of roads, power and water and to coordinate our local farmer relationships

Local farmers, in partnership with AgFeed, “finish” pigs from 40 pounds to market weight

AgFeed provides; training, feed, nutritional and veterinary support and insulates the farmer from market risk, providing farmers with employment and income

AgFeed leverages its operational expertise and human capital while establishing a production base of high quality, verifiably safe pork

AgFeed: Profile

- feed mill

- hog farms

AgFeed: Profile

Animal Nutrition

Founded in 1995 by animal nutrition experts.  The animal nutrition business produces additive premix, concentrates and complete feeds

AgFeed has exclusive distribution arrangements with approximately 1,300 independently owned retail stores and serves over 790 commercial farms.

Hogs

Currently 31 farms with a capacity of 600,000 market hogs per annum.

Construction of two production pods with a total of 35,000 sows and market hog capacity in excess of 850,000 head.

U.S. production system producing 1.3 million market hogs annually.

Harvest

AgFeed is moving forward in completing the development of a fully integrated production system controlling all aspects of production and processing in a safe, verifiable and auditable system

AgFeed’s processing business will initially be scaled to harvest 2,000,000 hogs per year, AgFeed’s 2015 targeted controlled production.

China Dynamic: Macro

Pork production in China is a key political, social and security issue and promotes the  advancement of science, technology and health standards

The “Food Safety Law” went into effect June 2009 providing a legal basis for the government to strengthen food safety

Economic growth in China is driving the consolidation and
commercialization of
pork production using the Western model

Meat demand and production strains continue to increase as China’s 250
million        middle class grows due to rapid urbanization. 20 new cities planned with a 100 million people projected to move to urban centers by
2020

China Dynamic: Agricultural

Pork consumption accounts for 63% of the meat consumed in China and is expected to grow at rate of 22.3% from 2009 through 2013

Projected pork demand by 2015 will approach 68 million metric tons up
45% from  46 million metric tons in 2009

Government intervention through the PRC’s Ministry of Commerce in the hog market through the Hog Reserve operations is standard

China has 22% of the world’s population but only 7% of the world’s arable land

Animal Nutrition

Retail distribution through approximately 1,300
exclusive, independently-owned retail stores

More than 790 large commercial direct hog
farms

AgFeed’s 5 manufacturing facilities which are
strategically located in Nanchang, Nanning,
Hainan, Shandong and Shanghai

AgFeed enjoys a large distribution footprint in
China’s animal nutrition market

Significant growth opportunities still remain as a
result of consolidation

Strong brand loyalty and recognition

Animal Nutrition

There is a growing demand in China's larger, more sophisticated live animal production systems to utilize complete feeds. We have demand from over half of our commercial accounts for delivery of complete feeds

The Food Safety Laws passed in 2009 are accelerating the consolidation of the feed industry.  In 2007 there were 15,000 feed mills in China with average production capacity of 10,000 tons p.a. today there are less than
11,000.  We expect this trend to continue and accelerate

AgFeed’s total feed sales were 117,000 metric tons in 2009 versus 74,500 metric tons in 2008

The Chinese feed market is expected to grow 38% over the next 4 years

Hog Production: China

AgFeed acquired 31 hog farms in 2008 with the capacity for 30,000 sows and production capacity of 600,000 market hogs

Commenced development of 7 western-style, technological advanced, hog farms with capacity for 35,000 sows and production capacity 850,000 market hogs annually

New western farms will enter production in Q4 2011

We are a market leader in China, less than 2% of hog farms nationally produce over 500,000 market hogs annually

Our production target for 2015 is 2,000,000 market hogs annually making AgFeed a top 5 producer in all of China

Hog Production: United States

AgFeed acquired M2P2 in September 2010 establishing a significant market presence in the United States

The M2P2 production system is comprised of 10 sow farms in: Colorado,
Oklahoma and North Carolina and a contract finishing system of over 200 farms in
Iowa

Our U.S. production system is the industry leader in terms of all productivity and efficiency metrics

Producing 1.3 million market hogs annually ranks our system as #23 in the U.S.

The industry leading team of managers and executives at M2P2 has added significant depth and breadth to our human capital resources

Significant growth opportunities exist in the U.S. for highly efficient producers

Harvest - Processing

Harvest (slaughter, processing & marketing) initiative was launched in 2010 representing AgFeed’s final step in deploying a fully integrated hog production system

Harvest facilities will be located and scaled to serve the production output of our western-style farms in Dahua and Xinyu

Harvest business initiative will enable AgFeed to capture additional margin through value added slaughter and processing

We expect the fully integrated production model assuring verifiably safe pork and standard processing will be attractive to major international distributors

Our production facilities will be ideally located to serve the growing urban markets of southeastern China

Business Strategy: Importing Expertise & Technology

Improving efficiencies in our existing farm system is driven by importing and implementing technologies and procedures to improve yields and feed conversion

Assuring continual access to cutting edge technologies, methods and procedures
AgFeed has entered into joint ventures with market leaders; Hypor Genetics, PIC
& M2P2

Hypor and PIC are the world’s largest suppliers of advanced swine genetics providing the most technologically advanced breeding stock to both our established farms and our new western-style farms

M2P2 is a leading innovator in hog production in the U.S. and is our joint venture partner in the development, design, construction, start-up management and training for our western-style farms

Milestones: 2009 & 2010

Record revenue for 2009 & first half of 2010

Implementation of genetics program

Western Farm Progress: Dahua & Xinyu

M2P2 Acquisition

Feed Division - AgFeed Animal Nutrition (“AANI”) carve out

Harvest Initiative

Expansion of Shareholder Base

100.0
75.0
50.0
25.0
0
Millions MT
2008
2015f
Pork
Poultry

AgFeed Industries, Inc.

Summary: Investment Highlights

Pork will continue to dominate the
protein market in China

Significant and growing demand for
“safe” meat products

All our operations, technologies and
procedures are focused on assuring
and delivering “safe” pork to the
Chinese consumer

We are a leader in modernizing and
integrating the Chinese hog industry

We have already achieved scale to be
a top 5 producer in China and will
continue our growth rate

Broad dedicated distribution network
for our nutrition products

Ideally located to serve China’s
growing southeastern urban markets

China’s demand for “safe’’ meat products

Source: MOA, Rabobank estimates, 2009

100%

40

80

32

11

$500
$375
$250
$125
$0
2005
2006
2007
2008
2009
2010 e
2011 e

AgFeed Industries, Inc.

Conclusion

Revenue

millions

We expect continued growth as we execute our plan for the expansion of our western-
style, technologically advanced farms, the growth of our animal nutrition business and the development of our Harvest strategy and operations.  Integrating and modernizing the Chinese hog industry to assure “safe” pork is available to the Chinese consumer.